THE PHOENIX EDGE SERIES FUND

      SUPPLEMENT DATED OCTOBER 1, 2001 TO THE PROSPECTUS DATED MAY 1, 2001

                       PHOENIX-JANUS EQUITY INCOME SERIES

                PROPOSAL TO CHANGE INVESTMENT OBJECTIVE AND NAME

The Board of Trustees has proposed to shareholders of the Phoenix-Janus Equity Income Series that the investment objective of the series be changed from "current income and long-term growth of capital" to "long-term growth of capital" and that its name be changed to Phoenix-Janus Core Equity Series. Shareholders of record as of August 31, 2001 will be asked to consider this proposal at a meeting to be held on October 29, 2001. If shareholders approve the proposal, the series' investment strategy will be to invest at least 80% of its assets in equity securities selected for their growth potential.







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